FINANCIAL INCOME, NET (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended
	Jun. 30, 2014	Jun. 30, 2013
FINANCIAL INCOME, NET [Abstract]
Interest income	$ 129	$ 82
Change in fair value of Exchange Option and embedded derivatives and outstanding options to non-employee within research and development funding arrangement	(11)	571
Financial income from selling of Evogene shares	2,345	1,453
Exchange rate differences and others	9	164
Financial income, net	$ 2,472	$ 2,270